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                                                                   EXHIBIT 10.41

         AMENDMENT NO. 4 TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Amendment No. 4 to Amended and Restated Business Loan Agreement dated as of December 12, 2001 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Technologies, Inc. (the "Subsidiary Borrower").

The parties hereby agree to amend the Loan Agreement as follows:

     1. Defined Terms. All initially capitalized terms used in this Amendment
        -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement. The following defined terms are hereby amended and restated in their entirety beginning on the effective dated of this Amendment as set forth below:

         "Offshore Margin" means 4.00%.
          ---------------

         "Prime Rate Margin" means 2.25%.
          -----------------

         "Unused Commitment Fee Rate" means 0.35%.
          --------------------------


     2. Amendment to Section 1.2. Section 1.2 of the Loan Agreement is hereby
        ------------------------
amended by deleting the reference to "November 30, 2001" and substituting in place thereof a reference to "January 31, 2002".

     3. Amendment to Section 2.3(b). Section 2.3(b) of the Loan Agreement is
        ---------------------------
hereby amended and restated to read in full as follows, with the substituted language set forth in bold and underscored text for the convenience of the reader:

"(b) The Borrower will repay principal in three (3) successive quarterly
                                          ---------
installments of Six Hundred Thirty Five Thousand Three Hundred Six Dollars ($635,306) each commencing June 30, 2001. On January 31, 2002, the Borrower will
                                             ----------------
repay the remaining principal balance plus any interest then due."

     4. Amendment to Section 3.4(b). Section 3.4(b) of the Loan Agreement is
        ---------------------------
hereby amended and restated to read in full as follows, with the substituted language set forth in bold and underscored text for the convenience of the reader:

     5. "(b) The Borrower will repay the principal amount outstanding on Facility No. 3 in one installment, equal to $109,375.00, payable December 31,
                  -----------------------------------------------------------
2001. On January 31, 2002, the Borrower will repay the remaining principal
----     ----------------
balance plus any interest then due."

     6. Amendment to Section 5.1. Section 5.1 of the Loan Agreement is hereby
        ------------------------
amended to provide that, beginning on the effective date of this Amendment, the interest rate payable with respect to prime rate loans under each of the Facilities shall be the Prime Rate plus the Prime Rate Margin.

     7. Amendment to Section 5.2. Section 5.2 of the Loan Agreement is hereby
        ------------------------
amended to provide that, beginning on the effective date of this Amendment, the optional interest rate payable with respect to Portions under each of the Facilities shall be the IBOR Rate or the LIBOR Rate plus the Offshore Margin.

     8. Amendment to Section 5.4(a). Section 5.4(a) of the Loan Agreement is
        ---------------------------
hereby amended and restated to read in full as follows, with the substituted language set forth in bold and underscored text for the convenience of the reader:

"(a) The interest period during which the IBOR Rate will be in effect will be no
                                                                              --
longer than 14 days. The last day of the interest period will be determined by
-------------------
the Bank using the practices of the offshore dollar inter-bank market."

     9. Amendment to Section 5.5(a). Section 5.5(a) of the Loan Agreement is
        ---------------------------
hereby amended and restated to read in full as follows, with the substituted language set forth in bold and underscored text for the convenience of the reader:

"(a) The interest period during which the LIBOR Rate will be in effect will be no longer than 14 days. The first day of the interest period must be a day other
----------------------
than a Saturday or a Sunday on which the Bank is open for business in California, New York and London and dealing in offshore dollars (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by the Bank using the practices of the London inter-bank market."

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     10. Amendment to Section 11.3. Section 11.3 of the Loan Agreement is hereby
         -------------------------
amended and restated to read in full as follows, commencing with the quarterly period beginning August 1, 2001:

"[[[Intentionally Omitted]]]"

     11. Amendment to Section 11.4. Section 11.4 of the Loan Agreement is hereby
         -------------------------
amended and restated to read in full as follows, commencing with the quarterly period beginning August 1, 2001:

         "[[[Intentionally Omitted]]]"

     12. Interim Increase in Availability.
         --------------------------------

         a. It is acknowledged that as of the date hereof, the Borrower has consented to a reserve against the lending commitments of Lender in the amount of $2,500,000 until such time as the Borrower has demonstrated to the satisfaction of Bank that cash and cash equivalents in the amount of the required liquidity reserve required by Section 11.7(k) of the Loan Agreement are in its possession. During the period beginning on the effective date of this Amendment and ending on January 31, 2002, the Borrower and the Subsidiary Borrower may borrow under Facility No. 1 additional funds of up to $1,500,000 of such reserve, or up to a total maximum of $14,000,000, to the extent that the Borrower and the Subsidiary Borrower have filed tax refund requests as set forth below.

         b. The Borrower and the Subsidiary Borrower may obtain advances hereunder upon providing the Bank with copies of filed state or federal tax returns confirming the amount of the anticipated tax refund. The aggregate amount of advances made hereunder shall not exceed the aggregate refund amounts requested in tax returns provided to the Bank.

         c. Advances made hereunder shall be repaid upon receipt by the Borrower or the Subsidiary Borrower of the applicable tax refund relating to such advances. Once repaid, amounts borrowed hereunder may not be reborrowed.

         d. Each advance hereunder shall bear interest at the rates provided in Section 5 of the Loan Agreement for loans under Facility No. 1.

     13. Conditions Precedent. The effectiveness of this Amendment shall be
         --------------------
conditioned upon receipt by the Bank of all of the following:

          a.   Counterparts of this Amendment executed by all parties hereto;

          b. An amendment fee paid by the Borrower to the Bank in an amount equal to $50,000; and

          c. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

     14. Representations and Warranties. The Borrower hereby represents and
         ------------------------------
warrants that no default under Section 13 of the Loan Agreement has occurred and
                               ----------
remains continuing.

     15. Counterparts. This Amendment may be executed in counterparts in
         ------------
accordance with Section 14.12 of the Loan Agreement.
                -------------

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16.      Confirmation.  In all other respects, the Loan Agreement is confirmed.
         ------------


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.


                            IMPCO TECHNOLOGIES, INC.


                            By: W. Brian Olson
                               ----------------------------------

                            Title:  CFO
                                  -------------------------------


                            QUANTUM TECHNOLOGIES, INC.


                            By:  Syed Hussain
                               ----------------------------------

                            Title:  CEO
                                  -------------------------------


                            BANK OF AMERICA, N.A.


                            By:  Jeff Thom
                               ----------------------------------

                            Title:  VP
                                  -------------------------------

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